SCHWAB STRATEGIC TRUST

Schwab International Equity ETFs

Schwab International Small-Cap Equity ETFTM

Supplement dated March 4, 2015 to the

Prospectus dated December 29, 2014 and Statement of Additional Information

(the “SAI”), dated December 29, 2014, as supplemented February 27, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective March 4, 2015, the management fee of Schwab International Small-Cap Equity ETF has been reduced, as follows:

	Current Management Fee	New Management Fee
Schwab International Small-Cap Equity ETF	0.19%	0.18%

Accordingly, the following changes to the Prospectus and SAI are effective March 4, 2015:

1.	The “Annual fund operating expenses” and “Expenses on a $10,000 investment” tables under the “Fund fees and expenses” section on page 4 of the Prospectus are deleted and replaced in their entirety with the following:

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.18
Other expenses	None

Total annual fund operating expenses	0.18

Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$18	$58	$101	$230

2.	The table following the second paragraph under the “Fund management” section on page 21 of the Prospectus is revised to reflect the reduction of the management fee applicable to Schwab International Small-Cap Equity ETF from 0.19% to 0.18%.

3.	The table following the third paragraph under the “Advisory Agreement” section on page 31 of the SAI is revised to reflect the reduction of the management fee applicable to Schwab International Small-Cap Equity ETF from 0.19% to 0.18%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG85341-00 (03/15) © 2015 All Rights Reserved

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